UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 10, 2009

MediaNet Group Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-49801	13-4067623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 W. Copans Road, Suite 710, Margate, Florida 33063

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (954) 974-5818

Not Applicable

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Agreement

Merger Agreement

On August 10, 2009, MediaNet Group Technologies, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, MediaNet Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and CG Holdings Ltd., a Cyprus limited company (“CG”). Pursuant to the Merger Agreement, the Company will acquire all of the outstanding interests in CG and the Merger Sub will merge with and into CG, with CG surviving the merger as a wholly-owned subsidiary of the Company (the “Merger”).

Under the terms of the Merger Agreement, all outstanding CG interest will be cancelled and converted into the right to receive Company common stock based on an exchange ratio which will provide the equity holders of CG with ninety percent (90%) of the shares of common stock of the Company to be issued and outstanding upon completion of the Merger. No fractional shares of Company common stock will be issued in the Merger, and holders of interests in CG will, instead, receive cash in lieu of fractional shares of common stock with the Company, if any.

The Merger Agreement contains customary representations and warranties and covenants for each of the parties. Completion of the Merger is conditioned upon, among other things: (1) approval of the Merger Agreement by the holder of a majority of outstanding interests of CG, (2) the approving vote of the Company’s shareholders amending the Company’s articles of incorporation to increase the Company’s authorized shares in an amount sufficient to issue the common shares required to be delivered by the Company to CG’s equity holders under the Merger Agreement, (3) the representations and warranties of CG and the Company being true and accurate as of the date of closing, (4) both CG and the Company having in all material respects performed their obligations to be performed under the Merger Agreement, and (5) delivery of certifications by the chief executive officers of CG and the Company certifying the completeness and accuracy of certain matters set forth in the Merger Agreement. The Merger Agreement may be terminated by the Company or CG upon their mutual written consent, if the Merger is not completed by January 31, 2010, or if there is a governmental or court order enjoining or otherwise prohibiting the consummation of the Merger. The Merger Agreement also provides for assurances by certain principal shareholders of both the Company and CG that each will respectively vote in favor of the Merger.

In connection with the execution and delivery of the Merger Agreement, an affiliate of CG has loaned the Company an aggregate of Two Hundred Fifty Thousand Dollars ($250,000) payable at an annual interest rate of six percent (6%), with monthly payments of interest only until the maturity of both loans on July 9, 2011, at which time all principal and unpaid interest are due in full.

Cautionary Statements

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Merger Agreement is filed herewith to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company, Merger Sub or CG. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are as of specific dates and were made only for purposes of the Merger Agreement. Such representations and warranties are solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed between the parties, including being qualified by information contained in the disclosure materials exchanged between the parties in connection with the execution of the Merger Agreement and the completion of the Merger. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations and warranties in the Merger Agreement as a characterization of the actual state of facts about any of the parties thereto. None of the representations and warranties contained in the Merger Agreement will have any legal effect among the parties to the Merger Agreement after closing of the Merger.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” as defined by the SEC. All statements, other than statements of historical fact, included herein that reference activities, events or developments that the Company, Merger Sub or CG expect, believe or anticipate will or may occur in the future, including anticipated benefits and other aspects of the proposed Merger, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by equity holders, the possibility that the anticipated benefits from the proposed Merger cannot be fully realized, the possibility that costs or difficulties relating to integration of the two companies will be greater than expected, the impact of competition and certain other risk factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Except as required by law, neither the Company, Merger Sub nor CG intends to update or revise its forward-looking statements, whether as a result of new information, further events or otherwise.

Item 8.01 Other Events.

On August 12, 2009, MediaNet Group Technologies, Inc., and CG Holdings Ltd. issued a joint press release relating to the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release contains statements intended as forward-looking statements that are subject to the cautionary statements about forward-looking statements set forth in the press release.

The information under the caption, “Item 8.01 – Other Events,” including information in any related exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. This information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statement and Exhibits

(c)	Exhibits

Exhibit No.	Description

10.1	Agreement and Plan of Merger dated as of August 10, 2009, by and among the parties

99.1	Press release dated August 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MediaNet Group Technologies, Inc.

Dated: August 13, 2009

By:	/s/ Martin A. Berns

Martin A. Berns

Chief Executive Officer